UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 14, 2006

(AFGWU Local 1028 401(k) Retirement Plan for
Employees of AVX Corporation in Raleigh, North Carolina)

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 17th Avenue South
Myrtle Beach, South Carolina		29577
(Address of principal executive offices)		(Zip Code)

(843) 448-9411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm:

On September 14, 2006, the AFGWU Local 1028 401(k) Retirement Plan for Employees of AVX Corporation in Raleigh, North Carolina (the “Plan”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Plan’s independent registered public accounting firm. The dismissal was approved by the Plan’s 401(k) Committee.

The reports of PwC on the Plan’s financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through September 14, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Plan’s financial statements for such years.

During the years ended December 31, 2004 and 2003 and through September 14, 2006, there have been no “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K, with respect to the Plans.

The change in the accounting firm described above pertains only to the financial statements of the Plan and does not affect PwC’s engagement as the independent registered public accounting firm of AVX Corporation for its fiscal year ending March 31, 2007.

The Plan provided a copy of the above disclosures to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished by PwC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm:

On September 14, 2006, the Plan’s 401(k) Committee appointed Grant Thornton LLP (“Grant Thornton”) as the Plans new independent registered public accounting firm for the year ended December 31, 2005. During the years ended December 31, 2004 and 2003, and through September 14, 2006, the Plan has not consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plans’ financial statements, and Grant Thornton did not provide a written report or oral advice to the Plan which Grant Thornton concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 16.1 - Letter of PricewaterhouseCoopers LLP, dated September 14, 2006, regarding change in independent registered public accounting firm of the AFGWU Local 1028 401(k) Retirement Plan for Employees of AVX Corporation in Raleigh, North Carolina.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 14, 2006

AFGWU Local 1028 401(k) Retirement Plan for Employees of AVX Corporation in Raleigh, North Carolina

By:	/s/ Gerald Boykin

Name:	Gerald Boykin
Title:	Plan Administrator of the AFGWU Local 1028 401(k) Retirement Plan for Employees of AVX Corporation in Raleigh, North Carolina